UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2011

Great Lakes Dredge & Dock Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33225	20-5336063
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2122 York Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 8, 2011, the Board of Directors (the “Board”) of Great Lakes Dredge & Dock Corporation (the “Company”) amended and restated the Company’s bylaws in their entirety (the “Third Amended and Restated Bylaws”). The Third Amended and Restated Bylaws are effective immediately.

The Third Amended and Restated Bylaws amend the Company’s prior bylaws as follows:

•

Article II, Section 4(d) was amended to provide that stockholder notice of a proposal or a nominee for election to the Company’s board of directors to be considered at an annual or special meeting must include additional information in connection with such notice;

•	Article II, Section 5 was amended to clarify the organization of stockholder meetings;

•	Article II, Section 14 was amended to clarify the process for appointing and the duties of an inspector of elections;

•	Article III, Section 6 was amended to provide additional persons with the power to call a special meeting of the Company’s board of directors;

•	Article III, Section 13 was added to provide the organizational structure of meetings of the Company’s board of directors;

•	Article III, Section 14 was amended to revise the role of the lead director;

•	Article III, Section 16 of the prior bylaws (relating to the approval of transactions in which a director has an interest) was deleted in its entirety;

•	Article IV, Section 6 was amended to clarify the role of the Chairperson;

•	Article IV, Sections 7 and 8 were amended to separate the positions of Chief Executive Officer and President and to clarify the role of each of the Chief Executive Officer and the President;

•	Article IV, Section 9 was amended to clarify the role of the Chief Financial Officer; and

•	Article IV, Section 11 was added to provide for the position of Chairperson Emeritus.

In addition, certain non-substantive and conforming changes were made to the Amended and Restated Bylaws.

The foregoing description of the amended provisions of the Company’s Amended and Restated Bylaws is a summary. The full text of the Third Amended and Restated Bylaws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On March 8, 2010, the Board appointed Nathan D. Leight to serve as the non-executive Chairperson of the Board, effective immediately.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

3.1	Third Amended and Restated Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION
(registrant)

Date: March 14, 2011	By:	/s/ Bruce J. Biemeck
		Name:	Bruce J. Biemeck
		Title:	President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Third Amended and Restated Bylaws.